UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-2

A10 NETWORKS, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

A10 NETWORKS, INC.

3 WEST PLUMERIA DRIVE
SAN JOSE, CALIFORNIA 95134

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10 a.m. Pacific Time on Wednesday, June 1, 2016

Dear Stockholders of A10 Networks, Inc.:

The 2016 annual meeting of stockholders (the “Annual Meeting”) of A10 Networks, Inc., a Delaware corporation, will be held on Wednesday, June 1, 2016 at 10:00 a.m. Pacific Time, at 3 West Plumeria Drive, San Jose, California, for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect two Class II directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

2.	To approve an amendment to our 2014 Employee Stock Purchase Plan to remove the automatic annual share increase thereunder and increase the number of shares available for issuance thereunder by 4,000,000 shares;

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Our board of directors has fixed the close of business on April 7, 2016 as the record date for the Annual Meeting. Only stockholders of record on April 7, 2016 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement. If you plan on attending this year’s annual meeting as a stockholder, please follow the instructions on page 3 of the proxy statement.

This proxy statement and our annual report can be accessed directly at the following Internet address: http:// www.proxyvote.com. All you have to do is enter the control number located on your proxy card.

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail.

We appreciate your continued support of A10 Networks, Inc. and look forward to either greeting you personally at the Annual Meeting or receiving your proxy.

By order of the Board of Directors,

Lee Chen President, Chief Executive Officer and Chairman San Jose, California April 15, 2016

i

A10 NETWORKS, INC.

PROXY STATEMENT

FOR 2016 ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 10:00 a.m. Pacific Time on Wednesday, June 1, 2016

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2016 annual meeting of stockholders of A10 Networks, Inc., a Delaware corporation, and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, June 1, 2016 at 10:00 a.m. Pacific Time, at 3 West Plumeria Drive, San Jose, California. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about April 15, 2016 to all stockholders entitled to vote at the Annual Meeting.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.

What matters am I voting on?

You will be voting on:

•	the election of two Class II directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified;

•	a proposal to approve an amendment to our 2014 Employee Stock Purchase Plan to remove the automatic annual share increase thereunder and increase the number of shares available for issuance thereunder by 4,000,000 shares;

•	a proposal to ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016; and

•	any other business as may properly come before the Annual Meeting.

How does the board of directors recommend I vote on these proposals?

Our board of directors recommends a vote:

•	“FOR” the election of Peter Y. Chung and Robert Cochran as Class II directors;

•	“FOR” the approval of an amendment to our 2014 Employee Stock Purchase Plan to remove the automatic annual share increase thereunder and increase the number of shares available for issuance thereunder by 4,000,000 shares; and

•	“FOR” the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 7, 2016, the record date, may vote at the Annual Meeting. As of the record date, there were 64,486,090 shares of our common stock outstanding. In deciding all matters at the Annual Meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date. We do not have cumulative voting rights for the election of directors.

1

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and the Notice was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote in person at the Annual Meeting.

Street Name Stockholders. If shares of our common stock are held on your behalf in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of those shares held in “street name,” and the Notice was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or nominee how to vote your shares. Beneficial owners are also invited to attend the Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock in person at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. If you request a printed copy of our proxy materials by mail, your broker or nominee will provide a voting instruction card for you to use. Throughout this proxy, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How many votes are needed for approval of each proposal?

•	Proposal No. 1: The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. “Plurality” means that the nominees who receive the largest number of votes cast “for” are elected as the Class II directors. As a result, any shares not voted “for” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. You may vote “for” or “withhold” on each of the nominees for election as a director.

•	Proposal No. 2: The approval of an amendment to our 2014 Employee Stock Purchase Plan to remove the annual share increase thereunder and increase the number of shares available for issuance thereunder by 4,000,000 shares requires the affirmative vote of the holders of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon (provided that that vote also constitutes the affirmative vote of a majority of the required quorum). Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	Proposal No. 3: The ratification of the appointment of Deloitte & Touche LLP requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “against” the proposal. Broker non-votes will have no effect on the outcome of this proposal.

What is a quorum?

A quorum is the minimum number of shares required to be present at the Annual Meeting for the Annual Meeting to be properly held under our amended and restated bylaws and Delaware law. The presence, in person or by proxy, of a majority of all issued and outstanding shares of our common stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions, withhold votes and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.

2

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•	by Internet at http://www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. on May 31, 2016 (have your proxy card in hand when you visit the website);

•	by toll-free telephone at 1-800-690-6903 (have your proxy card in hand when you call);

•	by completing and mailing your proxy card (if you received printed proxy materials); or

•	by written ballot at the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:

•	entering a new vote by Internet or by telephone;

•	returning a later-dated proxy card;

•	notifying the Secretary of A10 Networks, Inc., in writing, at A10 Networks, Inc., 3 West Plumeria Drive, San Jose, California 95134; or

•	completing a written ballot at the Annual Meeting.

If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

What do I need to do to attend the Annual Meeting in person?

If you plan to attend the meeting, you must be a holder of Company shares as of the record date of April 7, 2016. Please contact the Company to notify of your intention to attend no later than May 31, 2016 at 6:00 p.m. PST (jgarcia@a10networks.com/408-643-8105).

On the day of the meeting, each stockholder may be required to present a valid picture identification such as a driver’s license or passport and you may be denied admission if you do not. Please note that seating is limited. Use of cameras, recording devices, computers and other personal electronic devices will not be permitted at the Annual Meeting. Photography and video are prohibited at the Annual Meeting.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. Lee Chen, Greg Straughn and Robert Cochran have been designated as proxies by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above. If any matters not described

3

in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described above.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?

In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about April 15, 2016 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact of our annual meetings of stockholders.

How are proxies solicited for the Annual Meeting?

Our board of directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker or other nominee holds shares of our common stock on your behalf.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Deloitte & Touche LLP. Your broker will not have discretion to vote on the election of directors or the amendment of our 2014 Employee Stock Purchase Plan, each of which is a “non-routine” matter, absent direction from you.

Where can I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to this Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a

4

shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

A10 Networks, Inc.
Attention: Investor Relations

3 West Plumeria Drive
San Jose, California 95134
(408) 325-8668

Stockholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

What is the deadline to propose actions for consideration at next year’s annual meeting of stockholders or to nominate individuals to serve as directors?

Stockholder Proposals

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our proxy statement for our 2017 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 16, 2016. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:

A10 Networks, Inc.
Attention: Secretary

3 West Plumeria Drive

San Jose, California 95134

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement. Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (i) specified in our proxy materials with respect to such meeting, (ii) otherwise properly brought before the annual meeting by or at the direction of our board of directors, or (iii) properly brought before the annual meeting by a stockholder of record entitled to vote at the annual meeting who has delivered timely written notice to our Secretary, which notice must contain the information specified in our amended and restated bylaws. To be timely for our 2017 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:

•	not earlier than January 30, 2017; and

•	not later than the close of business on March 1, 2017.

In the event that we hold our 2017 annual meeting of stockholders more than 30 days before or more than 30 days after the one-year anniversary of the Annual Meeting, then notice of a stockholder proposal that is not intended to be included in our proxy statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the latter of the following two dates:

•	the 90th day prior to such annual meeting; or

•	the 10th day following the day on which public announcement of the date of such annual meeting is first made.

5

If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting.

Nomination of Director Candidates

You may propose director candidates for consideration by our nominating and corporate governance committee. Any such recommendations should include the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors.”

In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above under “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.

Availability of Bylaws

You may contact our Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

6

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Our business affairs are managed under the direction of our board of directors, which is currently composed of five members. Three of our directors are independent within the meaning of the listing standards of the New York Stock Exchange. Our board of directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.

The following table sets forth the names, ages as of April 7, 2016, and certain other information for each of the directors with terms expiring at the annual meeting (who are also nominees for election as a director at the annual meeting) and for each of the continuing members of our board of directors:

	Class	Age	Position	Director Since	Current Term Expires	Expiration of Term For Which Nominated
Directors with Terms expiring at the Annual Meeting/Nominees

Peter Y. Chung(1)(2)(3)	II	48	Director	2013	2016	2019
Robert Cochran	II	58	Vice President, Legal and Corporate Collaboration and Secretary and Director	2012	2016	2019
Continuing Directors
Lee Chen	III	62	Chief Executive Officer, President and Chairman	2004	2017
Alan S. Henricks(1)(2)(3)	III	65	Director	2014	2017
Phillip J. Salsbury(1)(2)(3)	I	73	Director	2013	2018

(1)	Member of our audit committee

(2)	Member of our compensation committee

(3)	Member of our nominating and corporate governance committee

Nominees for Director

Peter Y. Chung has served as a member of our board of directors since June 2013. Mr. Chung is a managing director and the chief executive officer of Summit Partners, L.P., where he has been employed since 1994. He is currently a director of M/A-COM Technology Solutions Holdings, Inc., a provider of semiconductor solutions for use in radio frequency, microwave and millimeter wave applications, as well as several privately-held companies. Previously, Mr. Chung served as a director of Ubiquiti Networks, Inc., a company that develops networking technology. Mr. Chung has an M.B.A. from the Stanford University Graduate School of Business and an A.B. in Economics from Harvard University. Mr. Chung has specific attributes that qualify him to serve as a member of our board of directors, including his experience in investment banking, private equity and venture capital investing and in the communications technology sector, as well as his prior service on public and private company boards.

7

Robert Cochran has served as our Vice President, Legal and Corporate Collaboration since January 2012 and as a member of our board of directors since April 2012. Mr. Cochran has served as our Secretary since August 2004, and previously served on our board of directors from August 2004 to October 2004. From January 1993 to January 2012, Mr. Cochran was an attorney in private practice in Woodside, California, where he had served as our outside legal counsel since our incorporation. From 2004 to 2010, Mr. Cochran served as a director of Techwell, Inc., a fabless semiconductor public company that was acquired by Intersil Corporation. Mr. Cochran also serves as a director of two privately-held companies. Mr. Cochran has a J.D. from Harvard Law School and an A.B. in Economics from Harvard University. Mr. Cochran has specific attributes that qualify him to serve as a member of our board of directors, including the perspective and experience he has acquired from counseling growth companies over the last thirty years, and his prior service on public and private company boards.

Continuing Directors

Lee Chen has served as our President, Chief Executive Officer and as a member of our board of directors since July 2004, and as the Chairman of our board of directors since March 2014. From 1996 to August 2004, Mr. Chen served in a variety of positions, including as Vice President of Software Engineering and Quality Assurance at Foundry Networks, Inc., a company that designed, manufactured and sold high-end enterprise and service provider switches and routers, as well as wireless, security, and traffic management solutions. Mr. Chen has previously held management and senior technical positions at OTS, Apple Computer, Convergent Technologies, Inc. and InSync Group, and was a co-founder of Centillion Networks, Inc. Mr. Chen has an M.S.E.E. from San Jose State University and a B.S. in Electrophysics from National Chiao-Tung University in Taiwan. Mr. Chen is a technology pioneer, especially in the area of Internet Protocol Multicast and System & System Security and holds numerous patents. Mr. Chen has specific attributes that qualify him to serve as a member of our board of directors, including the perspective and experience he brings as our Chief Executive Officer and President, one of our founders and a significant stockholder.

Alan S. Henricks has served as a member of our board of directors since March 2014. Since May 2015 he has served as a member of the board of directors and audit committee of Model N, Inc. (NYSE: MODN), a provider of cloud-based Revenue Management solutions. From November 2014 to May 2015 he has served as a member of the board of directors and audit committee chairman of APT Software Holdings. From April 2010 to June 2015 he served as a member of the board of directors of Ellie Mae, Inc. (NYSE: ELLI), a SaaS Company, and as its lead independent director from November 2012 to May 2014. Since May 2012 he has served as a member of the board of directors and audit committee chairman of Roku, Inc., a consumer electronics company. From May 2009 to the present, Mr. Henricks has been a board member, advisor and consultant to a variety of private technology companies. His consulting CFO roles included Tile, Inc., Livescribe Inc. and Santur Corporation. From September 2006 to May 2009, Mr. Henricks served as Chief Financial Officer of Pure Digital Technologies, Inc. Prior to September 2006, Mr. Henricks served as Chief Financial Officer of several private and public companies including Traiana Inc., Informix Software, Inc., Documentum, Inc., Borland International, Inc., Cornish & Carey and Maxim Integrated Products, Inc. Mr. Henricks holds a Bachelor of Science in Engineering from the Massachusetts Institute of Technology and a Master of Business Administration from Stanford University. Mr. Henricks has specific attributes that qualify him to serve as a member of our board of directors, including his extensive experience serving as chief financial officer of both public and private companies, as well as his prior service on public and private company boards.

Dr. Phillip J. Salsbury has served as a member of our board of directors since May 2013. Dr. Salsbury is also our Lead Independent Director. From 2005 to April 2010, Dr. Salsbury served as a director of Techwell, Inc., a fabless semiconductor public company that was acquired by Intersil Corporation. Dr. Salsbury was a founder, the Chief Technology Officer, and later the president and Chief Executive Officer of SEEQ Technology, Inc., a non-volatile memory and Ethernet communications semiconductor company, from January 1981 until its acquisition by LSI Logic Corporation, a large semiconductor company, in June 1999. He holds a Ph.D. and an M.S. in Electrical Engineering from Stanford University and a B.S. in Electrical Engineering from the

8

University of Michigan. Dr. Salsbury has specific attributes that qualify him to serve as a member of our board of directors, including his strong technical background and management experience as chief executive officer of a public company, and his prior service as a director of a public company.

Director Independence

Our common stock is listed on the New York Stock Exchange. Under the listing standards of the New York Stock Exchange, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the New York Stock Exchange require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of the New York Stock Exchange, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. In addition, Compensation committee members must also satisfy the independence criteria set forth under the listing standards of the New York Stock Exchange.

Our board of directors has undertaken a review of the independence of each director. Based on information provided by each director concerning his background, employment and affiliations, our board of directors has determined that Messrs. Chung, Henricks and Salsbury do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the New York Stock Exchange. In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Party Transactions.”

Board Leadership Structure

Mr. Chen currently serves as both chair of our Board of Directors and our chief executive officer. Our Board believes that the current Board leadership structure provides effective independent oversight of management while allowing our Board of Directors and management to benefit from Mr. Chen’s leadership and years of experience as an executive in the networking industry. Mr. Chen is best positioned to identify strategic priorities, lead critical discussion and execute our strategy and business plans. Mr. Chen possesses detailed in-depth knowledge of the issues, opportunities, and challenges facing us.

Lead Independent Director

Our Board determined that it would be beneficial to have a Lead Independent Director to, among other things, preside over executive sessions of the independent directors, which provides the Board with the benefit of having the perspective of entirely independent directors. Independent directors and management sometimes have different perspectives and roles in strategy development.

Our Board appointed Phillip J. Salsbury, Ph.D. to serve as our lead independent director. As lead independent director, Dr. Salsbury presides over periodic meetings of our independent directors, serves as a liaison between our Chairman of the board of directors and the independent directors, and performs such additional duties as our board of directors may otherwise determine and delegate.

9

Board Meetings and Committees

During our fiscal year ended December 31, 2015, the board of directors held five (5) meetings (including regularly scheduled and special meetings) and acted by written consent one (1) time. Each director attended at least 85% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Four (4) of our directors attended our 2015 annual meeting of stockholders. Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our board of directors is described below. Members will serve on these committees until their resignation or until as otherwise determined by our board of directors.

Audit Committee

Our audit committee is comprised of Messrs. Chung, Henricks and Salsbury, each of whom is a non-employee member of our board of directors. Mr. Henricks is the chair of our audit committee. Our board of directors has determined that each of the members of our audit committee satisfies the requirements for financial literacy under the rules and regulations of the New York Stock Exchange and the SEC. Our board of directors has also determined that Mr. Henricks qualifies as an “audit committee financial expert” as defined in the SEC rules and satisfies the financial sophistication requirements of the New York Stock Exchange.

The audit committee is responsible for, among other things:

•	selecting and hiring our registered public accounting firm;

•	evaluating the performance and independence of our registered public accounting firm;

•	approving the audit and pre-approving any non-audit services to be performed by our registered public accounting firm;

•	reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;

•	reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;

•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;

•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit, our quarterly financial statements, and our publicly filed reports;

•	reviewing and approving in advance any proposed related person transactions; and

•	preparing the audit committee report to be included in our annual proxy statement as required by the SEC.

The audit committee operates under a written charter that satisfies the applicable standards of the SEC and the New York Stock Exchange. A copy of the charter of our audit committee is available on our website at http://investors.a10networks.com. During 2015, our audit committee held seven (7) meetings and did not act by written/electronic consent.

10

Compensation Committee

Our compensation committee consists of Messrs. Chung, Henricks and Salsbury. Mr. Chung is the chairman of our compensation committee. Our board of directors has determined that each member of this committee is a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act, and an outside director, as defined under Section 162(m) of the Internal Revenue Code of 1986, as amended, or Section 162(m).

The compensation committee is responsible for, among other things:

•	reviewing and approving our Chief Executive Officer’s and other executive officers’ annual base salaries, incentive compensation plans, including the specific goals and amounts, equity compensation, employment agreements, severance arrangements and change in control agreements, and any other benefits, compensation or arrangements;

•	administering our equity compensation plans;

•	overseeing our overall compensation philosophy, compensation plans, and benefits programs; and

•	preparing the compensation committee report to be included in our annual proxy statement as required by the SEC.

Our compensation committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our compensation committee is available on our website at http://investors.a10networks.com. During 2015, our compensation committee held six (6) meetings and acted by written/electronic consent one (1) time.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Messrs. Chung, Henricks and Salsbury, each of whom is a non-employee member of our board of directors. Dr. Salsbury is the chairman of our nominating and corporate governance committee. Our board of directors has determined that each member of our nominating and corporate governance committee meets the requirements for independence under the rules of the New York Stock Exchange. The nominating and corporate governance committee is responsible for, among other things:

•	evaluating and making recommendations regarding the composition, organization, and governance of our board of directors and its committees;

•	evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;

•	reviewing and making recommendations with regard to our corporate governance guidelines and compliance with laws and regulations; and

•	reviewing actual and potential conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by the audit committee, and approving or prohibiting any involvement of such persons in matters that may involve a conflict of interest.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the New York Stock Exchange. A copy of the charter of our nominating and corporate governance committee is available on our website at http://investors.a10networks.com. During 2015, our nominating and corporate governance committee held two meetings and did not act by written/electronic consent. Our nominating and corporate governance committee held a meeting in the first quarter of 2016 and acted by written consent in April of 2016 in connection with its recommendation of Messrs. Chung and Cochran as nominees for election as the Class II directors at the Annual Meeting.

11

Compensation Committee Interlocks and Insider Participation

Messrs. Chung, Henricks and Salsbury are members of our compensation committee. None of the members of our compensation committee is or has been one of our officers or employees. None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee or director (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving on our compensation committee or our board of directors.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our nominating and corporate governance committee will consider the current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors. Some of the qualifications that our nominating and corporate governance committee considers include, without limitation, issues of character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our nominating and corporate governance committee to perform all board of director and committee responsibilities. Members of our board of directors are expected to prepare for, attend, and participate in all board of director and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our nominating and corporate governance committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.

Although our board of directors does not maintain a specific policy with respect to board diversity, our board of directors believes that our board of directors should be a diverse body, and our nominating and corporate governance committee considers a broad range of backgrounds and experiences. In making determinations regarding nominations of directors, our nominating and corporate governance committee may take into account the benefits of diverse viewpoints. Our nominating and corporate governance committee also considers these and other factors as it oversees the annual board of director and committee evaluations. After completing its review and evaluation of director candidates, our nominating and corporate governance committee recommends to our full board of directors the director nominees for selection.

Stockholder Recommendations for Nominations to the Board of Directors

Our nominating and corporate governance committee will consider candidates for director recommended by stockholders holding at least one percent (1%) of the fully diluted capitalization of the company continuously for at least twelve (12) months prior to the date of the submission of the recommendation, so long as such recommendations comply with our amended and restated certificate of incorporation and amended and restated bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. The nominating and corporate governance committee will evaluate such recommendations in accordance with its charter, our amended and restated bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our board of directors includes members with diverse backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our General Counsel or our Legal Department in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our common stock and a signed letter from the candidate confirming willingness to serve on our board of directors. Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors.

12

Any nomination should be sent in writing to our General Counsel or our Legal Department at A10 Networks, Inc., 3 West Plumeria Drive, San Jose, CA 95134. To be timely for our 2017 annual meeting of stockholders, our General Counsel or Legal Department must receive the nomination no earlier than January 30, 2017 and no later than March 1, 2017.

Communications with the Board of Directors

Interested parties wishing to communicate with our board of directors or with an individual member or members of our board of directors may do so by writing to our board of directors or to the particular member or members of our board of directors, and mailing the correspondence to our General Counsel at A10 Networks, Inc., 3 West Plumeria Drive, San Jose, CA 95134, Attn: General Counsel. Each communication should set forth (i) the name and address of the stockholder, as it appears on our books, and if the shares of our common stock are held by a nominee, the name and address of the beneficial owner of such shares, and (ii) the number of shares of our common stock that are owned of record by the record holder and beneficially by the beneficial owner.

Our General Counsel, in consultation with appropriate members of our board of directors as necessary, will review all incoming communications and, if appropriate, such communications will be forwarded to the member or members of our board of directors to whom such communication was directed, or if none is specified, to the Chairman of our board of directors.

Corporate Governance Guidelines and Code of Business Conduct and Ethics

Our board of directors has adopted Corporate Governance Guidelines that address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Corporate Governance portion of our website at http://investors.a10networks.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.

Risk Management

Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our board of directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.

Our board of directors believes that open communication between management and our board of directors is essential for effective risk management and oversight. Our board of directors meets with our Chief Executive Officer and other members of the senior management team at quarterly meetings of our board of directors, where, among other topics, they discuss strategy and risks facing the company, as well as at such other times as they deemed appropriate.

While our board of directors is ultimately responsible for risk oversight, our board committees assist our board of directors in fulfilling its oversight responsibilities in certain areas of risk. Our audit committee assists our board of directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect

13

to risk assessment and risk management. Our audit committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our audit committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our nominating and corporate governance committee assists our board of directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full board of directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, and evaluates the risks inherent in significant transactions.

Director Compensation

Equity Compensation.

Each non-employee director who first joins us will be granted an initial equity award with a value of $225,000 and each non-employee director will be granted an annual equity award with a value of $150,000 on each of our annual stockholder meetings. However, a continuing non-employee director who, as of the date of our annual stockholder meeting, has not served as a board member for the entire 12-month period prior to the annual stockholder meeting will receive an annual award with a value that is prorated based on the number of months the director served during the prior year. The initial and annual awards will be granted in the form of restricted stock units, and the number of shares to be granted pursuant to such awards will be determined by the closing price of our shares on the grant date. However, a non-employee director who is not continuing as a director following an annual stockholder meeting will not receive an annual award at such meeting.

The initial award will vest in three equal, annual installments from the date the non-employee director joins our board of directors, subject to continued service as a board member through each such date. Each annual award will vest as to 100% of the underlying shares on the earlier of the one year anniversary of the award’s grant date or the date of our next annual stockholder meeting, subject to continued service as a board member through such date.

Cash Compensation.

Our board of directors approved the following annual compensation package for our non-employee directors:

Annual Cash Retainer
Annual retainer	$30,000
Additional retainer for audit committee chair	$20,000
Additional retainer for audit committee member	$7,500
Additional retainer for compensation committee chair	$12,000
Additional retainer for compensation committee member	$5,000
Additional retainer for nominating and governance committee chair	$7,500
Additional retainer for nominating and governance committee member	$3,500
Additional retainer for non-executive chairman of the board of directors	$30,000
Additional retainer for independent lead director	$15,000

14

Compensation for 2015

The following table provides information regarding the total compensation that was paid by the Company to each of our directors who was not serving as an executive officer in 2015.

Director	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Stock Awards ($)(1)(2)	Total ($)
Peter Y. Chung	$39,750	—	$149,999.70	$189,749.70
Alan S. Henricks	$58,500	—	$149,999.70	$208,499.70
Phillip J. Salsbury	$65,000	—	$149,999.70	$214,999.70

(1)	The aggregate number of option awards and stock awards outstanding at December 31, 2015 for each non-employee director is as follows:

	Aggregate Number of Option Awards Outstanding at December 31,	Aggregate Number of Stock Awards Outstanding at December 31,
Name	2015(#)	2015(#)
Peter Y. Chung	—	23,622
Alan S. Henricks	30,000	23,622
Phillip J. Salsbury	—	37,789	*

*	Includes 14,167 shares of early exercised restricted stock that are subject to a right of repurchase by the Company.

(2)	The amount reported in the Stock Awards column is the aggregate grant date fair value of the stock award, computed in accordance with equity compensation provisions of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. As required by the rules of the SEC, the amount shown excludes the impact of estimated forfeitures related to service-based vesting conditions. Note that the amount reported in this column does not correspond to the actual economic value that may be received by the director from the award.

15

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of five members. In accordance with our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors. At the Annual Meeting, two Class II directors will be elected for a three-year term to succeed the same class whose term is then expiring.

Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our board of directors may have the effect of delaying or preventing changes in control of our company.

Nominees

Our nominating and corporate governance committee has recommended, and our board of directors has approved, Peter Y. Chung and Robert Cochran as nominees for election as the Class II directors at the Annual Meeting. If elected, Messrs. Chung and Cochran will serve as Class II directors until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified. The nominees are currently directors of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”

If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “FOR” the re-election of Messrs. Chung and Cochran. We expect that Messrs. Chung and Cochran will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by our board of directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker or nominee, your broker will leave your shares unvoted on this matter.

Vote Required

The election of directors requires a plurality vote of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon to be approved. Broker non-votes will have no effect on this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE NOMINEES NAMED ABOVE.

16

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR 2014 EMPLOYEE STOCK PURCHASE PLAN TO

REMOVE THE AUTOMATIC ANNUAL SHARE INCREASE THEREUNDER AND INCREASE THE

NUMBER OF SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 4,000,000 SHARES

Our 2014 Employee Stock Purchase Plan, or ESPP, is a benefit that we make available on a broad basis to the employees of the Company and our participating subsidiary corporations and other participating affiliates, and allows employees to purchase shares of our common stock at a discount from fair market value. The ESPP assists us in recruiting, retaining and motivating our employees, which helps us achieve our business goals, including creating long-term value for our stockholders.

We are asking our stockholders to approve an amendment to our ESPP that (i) removes the automatic annual increase in the share reserve under the ESPP (the “Annual Share Increase”), and (ii) increases by 4,000,000 shares the maximum number of shares of our common stock that will be made available for sale under the ESPP (collectively referred to as the “Amendment”). As such, following the effectiveness of the Amendment, any additional increases to the ESPP’s share reserve in future years will require additional stockholder approval. Our compensation committee and our board of directors have approved the Amendment, subject to the approval of our stockholders at the Annual Meeting.

Our board of directors adopted, and our stockholders approved, the ESPP in March 2014. Currently, a maximum of 2,857,971 shares of our common stock have been reserved for issuance under the ESPP, which includes the initial 1,600,000 shares that were reserved under the ESPP plus a total of 1,257,971 shares of our common stock that were added to the ESPP pursuant to the Annual Share Increases that occurred on the first day of each of our fiscal years 2015 and 2016. Before the Amendment, the ESPP limits each Annual Share Increase to the least of (i) 3,500,000 shares of our common stock, (ii) one percent (1%) of the outstanding shares of our common stock on the last day of our immediately preceding fiscal year, or (iii) an amount determined by the administrator of the ESPP. As of April 1, 2016, 1,184,272 shares of our common stock remained available for issuance under the ESPP. We currently expect that approximately 590,000 shares will be purchased in our May 2016 purchase leaving approximately 594,272 shares remaining available for issuance under the ESPP.

If stockholders approve this Amendment, the number of shares of our common stock issuable under the ESPP would increase by 4,000,000, bringing the maximum number of shares of our common stock under the ESPP’s share reserve to 6,857,971, of which an aggregate of 1,673,699 shares have been issued since March 2014 through April 1, 2016. We have not made any other material amendments to the ESPP since it became effective in March 2014. Following the next scheduled purchase of shares under the ESPP in May 2016, the number of shares of our common stock remaining available for sale under the ESPP, if stockholders approve this Amendment, is expected to be approximately 4,594,272 shares.

Without stockholder approval of the Amendment, we believe our ability to use the ESPP as a tool to assist us to attract and retain the individuals necessary to drive our performance and increase long-term stockholder value will be limited. We believe that the approval of the Amendment is important to our continued success. If stockholders do not approve the Amendment, the ESPP will continue without any increase in the share reserve and the Annual Share Increases will remain in effect. In that case, it is likely that the shares reserved for issuance under the ESPP may be insufficient to cover full grants under the ESPP during fiscal year 2016 and each fiscal year thereafter while the ESPP remains in effect, and enrollments under the ESPP may need to be reduced annually to eliminate overenrollment. If the shares available for issuance under the ESPP run out, it will be more difficult for us to meet our goals of recruiting, retaining and motivating talented employees.

In approving the Amendment and recommending that our board of directors approve the Amendment, our compensation committee reviewed: (1) current and anticipated employee participation, expected levels of contribution and pricing available under the ESPP to purchase shares of our common stock, (2) the period of time the current balance would last based on the number of shares of our common stock currently available under the ESPP, (3) the historical number of shares actually purchased under the ESPP since its adoption, (4) the

17

percent of eligible participants who participated, (5) the expected period of time that the increased share reserve will last, (6) the percent of our common stock outstanding that the 4,000,000 share increase proposed by the Amendment would represent, which was approximately 6.2 percent, (7) the analysis and recommendations of the independent compensation consultant retained by our compensation committee, (8) key components of the ESPP design, and (9) the recommendations of management.

Description of the ESPP

The following paragraphs provide a summary of the principal features of the ESPP and its operation. However, this summary is not a complete description of all of the provisions of the ESPP and is qualified in its entirety by the specific language of the ESPP. A copy of the ESPP as amended is provided as Appendix A to this proxy statement.

Purpose. The purpose of the ESPP is to provide our employees and employees of our participating subsidiaries with an opportunity to purchase shares of our common stock through accumulated payroll deductions or other contributions that we may permit. The ESPP is intended to qualify as an employee stock purchase plan under Section 423 (“Section 423”) of the Internal Revenue Code of 1986, as amended (the “423 component”). In addition, the ESPP authorizes the grant of purchase rights that do not qualify under Section 423 pursuant to rules, procedures or sub-plans adopted by the Administrator (as defined below) designed to achieve desired tax, securities laws or other objectives (the “non-423 component”).

Authorized Shares. Initially, a maximum of 1,600,000 shares of our common stock were made available for sale under the ESPP. In addition, our ESPP provides for an Annual Share Increase that makes available an additional number of shares of our common stock under the ESPP on the first day of each fiscal year of the Company beginning in fiscal year 2015, equal to the least of:

•	3,500,000 shares;

•	1% of the outstanding shares on the last day of the immediately preceding fiscal year; or

•	such other amount the administrator of the ESPP determines.

As of April 1, 2016, 1,184,272 shares of our common stock remained available for issuance under the ESPP. We currently expect that approximately 590,000 shares will be purchased in our May 2016 purchase, leaving approximately 594,272 shares remaining available for issuance under the ESPP. As of April 1, 2016, the per share closing price of our common stock as quoted on the New York Stock Exchange was $6.13. If our stockholders approve the Amendment, then the maximum number of shares of our common stock that will remain available for sale under the ESPP will be approximately 4,594,272 shares.

Administration. Our board of directors or a committee appointed by our board of directors (currently the Compensation Committee is the Administrator) administers the ESPP (referred to as the “Administrator”). The Administrator may interpret the terms of the ESPP, designate separate offerings under the ESPP, designate subsidiaries and affiliates as participating in the 423 component or the non-423 component of the ESPP, determine eligibility, adjudicate all disputed claims filed under the ESPP, and establish such procedures that it deems necessary for the administration of the ESPP.

Eligibility. Generally, all employees are eligible to participate if they are employed by us, or any participating subsidiary or affiliate of ours, for customarily at least 20 hours per week and more than five months in any calendar year. However, an employee may not be granted rights to purchase stock under the ESPP if such employee:

•	immediately after the grant would own stock and/or hold options to purchase stock possessing 5% or more of the total combined voting power or value of all classes of our stock (or of any parent or subsidiary of ours); or

18

•	holds rights to purchase stock under all of our (or any parent or subsidiary of ours) employee stock purchase plans that accrue at a rate exceeding $25,000 worth of stock for each calendar year in which such option is outstanding at any time.

As of April 1, 2016, approximately 780 of our employees and our subsidiaries (including four executive officers) were eligible to participate in the ESPP.

Offering Periods. Our ESPP provides for consecutive, overlapping 24-month offering periods that are scheduled to start on the first trading day on or after May 21 and November 21 of each year and terminating on the last trading day on or before May 20 and November 20, approximately 24 months later. Each purchase period within an offering period will be approximately six months and will begin after one exercise date and will end with the next exercise date approximately six months later (except that the first purchase period in the offering period will begin on the first trading day of the offering period and end with the next exercise date). The Administrator may modify the terms of future offering periods, provided that no offering period may last more than 27 months. If the fair market value of our common stock on the exercise date is less than the fair market value on the first trading day of an offering period, all participants will be withdrawn from the offering period in which such exercise date occurred, as of immediately following their purchase of shares on the exercise date, and automatically will be enrolled in the immediately following offering period. Any eligible employee may participate in an offering period under the ESPP by timely submitting a properly completed subscription agreement on or before a date determined by the Administrator prior to the first day of the offering period or by following such other procedure the Administrator determines.

Contributions. Our ESPP permits participants to purchase shares of our common stock through payroll deductions (or any additional forms of payment that we may permit) of up to 15% of their eligible compensation, which includes base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. During a purchase period, a participant may not increase the rate of his or her contributions, but may decrease his or her rate of contributions one time to a rate of 0%.

Exercise of Purchase Right. Participants’ contributions to the ESPP are used to purchase shares on each exercise date (the last trading day of each six-month purchase period) during the offering period. The purchase price of the shares will be 85% of the lower of the fair market value of a share of our common stock on the first trading day of the applicable offering period or on the applicable exercise date. The Administrator may determine a different purchase price for future offering periods subject to applicable laws. A participant may purchase a maximum of 1,500 shares of our common stock during each purchase period. The Administrator may change the maximum number of shares of our common stock that a participant may purchase in any future offering periods.

Withdrawal. A participant may end his or her participation in the ESPP at any time and participation automatically will end upon termination of a participant’s employment with us. If a participant withdraws or is deemed to have withdrawn from the ESPP, all accrued contributions, if any, that have not yet been used to purchase shares will be returned to the participant.

Non-Transferability. A participant may not transfer contributions to the ESPP or purchase rights granted under the ESPP other than by will, the laws of descent and distribution, or, if the Administrator permits, by designation of a beneficiary.

Adjustments. In the event of certain changes in our capitalization, to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, the Administrator will adjust the number and class of common stock that may be delivered under the ESPP, the purchase price per share and the number of shares covered by each unexercised purchase right under the ESPP, and the numerical share limits under the ESPP. In the event of our proposed dissolution or liquidation, any offering period then in progress will be shortened by setting a new exercise date and will terminate immediately before the completion of such

19

proposed dissolution or liquidation unless determined otherwise by the Administrator. Prior to the new exercise date, the Administrator will provide notice to participants that the exercise date has been changed to the new exercise date and that the participant’s purchase right will be exercised automatically on the new exercise date unless the participant already has withdrawn from the offering period.

Merger or Change in Control. In the event of our merger or change in control, as defined under the ESPP, a successor corporation (or its parent or subsidiary) may assume or substitute each outstanding purchase right. If any outstanding purchase rights are not assumed or substituted, the offering period to which such purchase rights relate will be shortened by setting a new exercise date on which the offering period will end. The new exercise date will occur before the date of the proposed merger or change in control. The Administrator will notify each participant that the exercise date has been changed and that the participant’s purchase right will be exercised automatically on the new exercise date unless before such date the participant has withdrawn from the offering period.

Amendment; Termination. Our ESPP will terminate automatically in 2034, unless we terminate it sooner. The Administrator has the authority to amend, suspend, or terminate our ESPP at any time and for any reason, subject to the terms of the ESPP.

Number of Shares Purchased by Certain Individuals and Groups

Participation in the ESPP is voluntary and dependent on each eligible employee’s election to participate and his or her determination as to the level of contributions to be made. In addition, the number of shares that may be purchased under the ESPP generally is determined, in part, by the price of a share of our common stock on the first trading day of each offering period and the last trading day of the applicable purchase period. Accordingly, the actual number of shares of our common stock that may be purchased by any individual is not determinable in advance. The following table sets forth (i) the number of shares of our common stock that were purchased during fiscal year 2015 under the ESPP, and (ii) the weighted average per share purchase price paid for such shares, for each of our named executive officers, all current executive officers as a group, all non- employee directors as a group, and all other employees who participated in the ESPP as a group:

Name and Position or Group	Number of Shares Purchased (#)	Weighted Average Purchase Price Per Share ($)
Lee Chen(1) Chief Executive Officer	—	—
Sanjay Kapoor Vice President of Global Marketing	—	—
Ray Smets Vice President of Worldwide Sales	2,775	$3.451
All current executive officers as a group	11,775	$3.451
All current directors who are not executive officers as a group(1)	—	—
All employees (including all current officers who are not executive officers, as a group)	1,093,240	$3.5643

(1)	These individuals are not eligible to participate in the ESPP.

U.S. Federal Income Tax Consequences

The following paragraphs are intended as a summary of the U.S. federal income tax consequences to U.S. taxpayers and to the Company of the purchase of shares of our common stock under the ESPP. This summary does not attempt to describe all possible U.S. federal tax consequences or other tax consequences of such participation or address any individual’s particular circumstances. In addition, it does not describe any state, local or nonU.S. tax consequences.

20

The ESPP is intended to be an employee stock purchase plan within the meaning of Section 423. Under an employee stock purchase plan which so qualifies, no taxable income will be recognized by a participant, and no deductions will be allowable to the Company upon either the grant or the exercise of purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the ESPP or in the event the participant should die while still owning the purchased shares.

If the participant sells or otherwise disposes of the purchased shares within two years after the start date of the offering period in which the shares were acquired, or within one year after the actual purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction for the taxable year in which such disposition occurs equal in amount to such excess. The amount of this ordinary income will be added to the participant’s basis in the shares, and any resulting gain or loss recognized upon the sale or disposition will be a capital gain or loss. If the shares have been held for more than one year since the date of purchase, the gain or loss will be long-term.

If the participant sells or disposes of the purchased shares more than two years after the start date of the offering period in which the shares were acquired and more than one year after the purchase date of those shares, then the participant generally will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares, or (ii) 15 percent of the fair market value of the shares on the start date of that offering period. Any additional gain upon the sale or disposition will be taxed as a longterm capital gain. Alternatively, if the fair market value of the shares on the date of the sale or disposition is less than the purchase price, there will be no ordinary income and any loss recognized will be a long-term capital loss. The Company will not be entitled to an income tax deduction with respect to such disposition.

If the participant still owns the purchased shares at the time of death, the lesser of (i) the amount by which the fair market value of the shares on the date of death exceeds the purchase price or (ii) 15 percent of the fair market value of the shares on the start date of the offering period in which those shares were acquired will constitute ordinary income in the year of death.

Summary

Our board of directors believes that it is in the best interests of the Company and our stockholders to continue to provide employees with the opportunity to acquire an ownership interest in the Company under the ESPP and thereby encourage them to remain in our service and more closely align their interests with those of our stockholders.

Vote Required

The approval of the ESPP Amendment requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote against the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN

AMENDMENT TO OUR 2014 EMPLOYEE STOCK PURCHASE PLAN TO REMOVE THE

AUTOMATIC ANNUAL SHARE INCREASE THEREUNDER AND INCREASE THE NUMBER OF

SHARES AVAILABLE FOR ISSUANCE THEREUNDER BY 4,000,000 SHARES.

21

PROPOSAL NO. 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audit committee has appointed Deloitte & Touche LLP (“Deloitte”), an independent registered public accounting firm, to audit our consolidated financial statements for our fiscal year ending December 31, 2016. During our fiscal year ended December 31, 2015, Deloitte served as our independent registered public accounting firm.

Notwithstanding the appointment of Deloitte and even if our stockholders ratify the appointment, our audit committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our audit committee believes that such a change would be in the best interests of A10 Networks, Inc. and its stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of Deloitte as our independent registered public accounting firm for our fiscal year ending December 31, 2016. Our audit committee is submitting the appointment of Deloitte to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of Deloitte will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.

If our stockholders do not ratify the appointment of Deloitte, our board of directors may reconsider the appointment.

Fees Paid to the Independent Registered Public Accounting Firm

The following table presents fees for professional audit services and other services rendered to our company by Deloitte for our fiscal years ended December 31, 2014 and 2015.

	2015	2014
	(In Thousands)
Audit Fees(1)	$987,560	$974,102
Audit-Related Fees(2)	—	—
Tax Fees(3)	70,546	—
All Other Fees(4)	14,000	19,500
Total Fees	$1,072,106	$993,602

(1)	Audit Fees consist of professional services rendered in connection with the audit of our annual consolidated financial statements, including audited financial statements presented in our Annual Report on Form 10-K and services that are normally provided by the independent registered public accountants in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Audit-Related Fees consist of fees for professional services for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include accounting consultations concerning financial accounting and reporting standards.

(3)	Tax Fees consist of fees for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal, state and international tax compliance.

(4)	All Other Fees consist of permitted services other than those that meet the criteria above.

Auditor Independence

In our fiscal year ended December 31, 2015, there were no other professional services provided by Deloitte, other than those listed above, that would have required our audit committee to consider their compatibility with maintaining the independence of Deloitte.

22

Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to Deloitte for our fiscal years ended December 31, 2014 and 2015 were pre-approved by our audit committee.

Vote Required

The ratification of the appointment of Deloitte requires the affirmative vote of a majority of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions will have the effect of a vote AGAINST the proposal and broker non-votes will have no effect.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF

THE APPOINTMENT OF DELOITTE & TOUCHE LLP.

23

REPORT OF THE AUDIT COMMITTEE

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the listing standards of the New York Stock Exchange and rules and regulations of the SEC. The audit committee operates under a written charter approved by the board of directors, which is available on our web site at http://investors.a10networks.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s consolidated financial statements. Our independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), is responsible for auditing these financial statements. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare our financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements with management and Deloitte;

•	discussed with Deloitte the matters required to be discussed by the statement on Auditing Standards No. 16, as amended (AICPA, Professional Standards, Vol. 1. AU section 380), and as adopted by the Public Company Accounting Oversight Board in Rule 3200T; and

•	received the written disclosures and the letter from Deloitte required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with Deloitte its independence.

Based on the audit committee’s review and discussions with management and Deloitte, the audit committee recommended to the board of directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015 for filing with the Securities and Exchange Commission.

Respectfully submitted by the members of the audit committee of the board of directors:

Alan S. Henricks (Chair)

Peter Y. Chung

Phillip J. Salsbury

This report of the audit committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (“Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

24

EXECUTIVE OFFICERS

The following table identifies certain information about our executive officers as of April 7, 2016. Officers are elected by our board of directors to hold office until their successors are elected and qualified. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Lee Chen	62	Chief Executive Officer, President and Chairman
Rajkumar Jalan	54	Chief Technology Officer
Greg Straughn	58	Chief Financial Officer
Robert Cochran	58	Vice President, Legal and Corporate Collaboration, Secretary and Director
Ray Smets	52	Vice President of Worldwide Sales
Neil Wu Becker	44	Vice President, Worldwide Marketing and Communications

Lee Chen has served as our President, Chief Executive Officer and as a member of our board of directors since July 2004, and as the Chairman of our board of directors since March 2014. From 1996 to August 2004, Mr. Chen served in a variety of positions, including as Vice President of Software Engineering and Quality Assurance at Foundry Networks, Inc., a company that designed, manufactured and sold high-end enterprise and service provider switches and routers, as well as wireless, security, and traffic management solutions. Mr. Chen has previously held management and senior technical positions at OTS, Apple Computer, Convergent Technologies, Inc. and InSync Group, and was a co-founder of Centillion Networks, Inc. Mr. Chen has an M.S.E.E. from San Jose State University and a B.S. in Electrophysics from National Chiao-Tung University in Taiwan. Mr. Chen is a technology pioneer, especially in the area of Internet Protocol Multicast and System & System Security and holds numerous patents.

Rajkumar Jalan has served as our Chief Technology Officer since November 2008. From 2005 to 2008, he served as a consultant to the Company. From 1996 to 2002, Mr. Jalan served in various capacities, including as a Director of IP Routing, for Foundry Networks, Inc., a company that designed, manufactured and sold high- end enterprise and service provider switches and routers, as well as wireless, security, and traffic management solutions. Prior to Foundry, he worked on a wide range of networking technologies from Ethernet, Token-Ring, ATM and Digital Switching Systems. Mr. Jalan’s prior employers included Bay Networks, Inc. and Network Equipment Technologies Inc. Mr. Jalan holds a number of patents related to Layer 2/Layer 3 as well as Layer 4/ Layer 7 switching. He has a B.Tech from the Indian Institute of Technology Bombay.

Greg Straughn has served as our Chief Financial Officer since July 2011 and brings to us more than 30 years of executive leadership and financial expertise. From September 1998 to June 2010, Mr. Straughn served as the Chief Financial Officer for Kabira Technologies, Inc., a provider of high-performance software products to the telecommunications and financial services market. During his tenure at Kabira, Mr. Straughn was instrumental in helping grow the company from startup through its eventual acquisition by Tibco Software, Inc. Previously, he served as the Chief Financial Officer of AT&T, Inc./Pacific Bell Internet Services, Inc., an Internet company, Principal and General Manager for Meridian Business Systems, and the Chief Financial Officer of PacTel Finance. Mr. Straughn has a B.S. in Finance from the University of California at Berkeley and is the author of two books on financial and general management of small businesses.

Robert Cochran has served as our Vice President, Legal and Corporate Collaboration since January 2012 and as a member of our board of directors since April 2012. Mr. Cochran has served as our Secretary since August 2004, and previously served on our board of directors from August 2004 to October 2004. From January 1993 to January 2012, Mr. Cochran was an attorney in private practice in Woodside, California, where he had served as our outside legal counsel since our incorporation. From 2004 to 2010, Mr. Cochran served as a director of Techwell, Inc., a fabless semiconductor public company that was acquired by Intersil Corporation. Mr. Cochran also serves as a director of two privately held companies. Mr. Cochran has a J.D. from Harvard Law School and an A.B. in Economics from Harvard University.

25

Ray Smets has served as our Vice President of Worldwide Sales since July 2013. From December 2011 to July 2013, Mr. Smets was Senior Vice President of Field Operations, Sales and International Development for Metaswitch Networks, Inc., a telecommunications company. From December 2008 to November 2011, he was Vice President and General Manager at Cisco Systems, Inc., a designer and manufacturer of computer networking devices. From September 2007 to August 2008, Mr. Smets was Executive Vice President of Sales and Marketing for Packeteer Inc., an application classification and traffic prioritization systems provider. Mr. Smets has also held executive positions at Netopia Inc., a provider of carrier-class broadband customer premise equipment, McAfee Security, Inc., a security software company, and Bellsouth Telecommunications/ AT&T, Inc., a telecommunications company. Mr. Smets has an M.B.A. from Nova-Southeastern University, and a B.S. in Computer Engineering from the University of Florida, and is an alumnus of the Stanford University Executive Program.

Neil Wu Becker has served as our Vice President of Worldwide Marketing and Communications since April 2016. From May 2015 to March 2016, Mr. Becker was Head of Worldwide Public Relations for Micron Technology, a memory chip maker. From February 2014 to May 2015, Mr. Becker was Vice President of Marketing Communications at Armor Defense, a secure managed cloud provider. From March 2006 to February 2014, Mr. Becker served in a variety of positions, including as Director of Public Relations at Cisco Systems, Inc., a designer and manufacturer of computer networking devices. Mr. Becker has an M.S. in Mass Communications from San Jose State University, and a B.A. in English from the University of California, Davis.

26

EXECUTIVE COMPENSATION

Processes and Procedures for Compensation Decisions

Our compensation committee is responsible for the executive compensation programs for our executive officers and reports to our board of directors on its discussions, decisions and other actions. Typically, our Chief Executive Officer makes recommendations to our compensation committee, often attends committee meetings and is involved in the determination of compensation for the respective executive officers that report to him, except that our Chief Executive Officer does not make recommendations as to his own compensation. Our Chief Executive Officer makes recommendations to our compensation committee regarding short- and long-term compensation for all executive officers (other than himself) based on our results, an individual executive officer’s contribution toward these results and performance toward individual goal achievement. Our compensation committee then reviews the recommendations and other data and makes decisions as to total compensation for each executive officer other than the Chief Executive Officer, as well as each individual compensation component. Our compensation committee makes recommendations to our board of directors regarding compensation for our Chief Executive Officer. The independent members of our board of directors make the final decisions regarding executive compensation for our Chief Executive Officer.

Our compensation committee is authorized to retain the services of one or more executive compensation advisors, as it sees fit, in connection with the establishment of our compensation programs and related policies. In 2015, Radford, a national compensation consultant, was retained by our compensation committee to provide information, recommendations and other advice relating to executive compensation on an ongoing basis. Radford was engaged to assist our compensation committee in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers, as well as assess each separate element of compensation, with a goal of ensuring that the compensation we offer to our executive officers is competitive and fair.

Fiscal 2015 Summary Compensation Table

The following table provides information regarding the total compensation for services rendered in all capacities that was earned by each individual who served as our principal executive officer at any time in 2015, and our two other most highly compensated executive officers who were serving as executive officers as of December 31, 2015. These individuals were our named executive officers (each, an “NEO” and together, the “NEOs”) for 2015.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Lee Chen	2015	—		—	—	—	—	—	—	—
Chief Executive Officer	2014	—		—	205,600	—	—	—	80,185(2)	285,785
	2013	—		—	—	—	—	—	6	6
Sanjay Kapoor(3)	2015	196,806		—	432,250	—	65,442	—	3,141(4)	697,639
Vice President of
Global Marketing
Ray Smets(5)	2015	585,791	(6)	—	—	—	—	—	3,811(7)	589,602
Vice President of	2014	285,000		—	85,666	144,528	230,911	—	1,311(8)	747,416
Worldwide Sales

(1)	The amounts reported in the Stock Awards and the Option Awards columns represent the grant date fair value of the stock award and the stock option award as computed in accordance with FASB ASC Topic 718. As required by the rules of the SEC, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. Note that the amount reported in this column does not correspond to the actual economic value that may be received by the NEO from the award. The assumptions that we used to calculate these amounts are discussed in Note 7 to our audited financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2015 filed with the SEC on March 1, 2016.

27

(2)	The amount reported represents a Hart-Scott-Rodino filing fee paid on behalf of the executive ($45,000) and associated tax reimbursement ($35,185).

(3)	Mr. Kapoor became a named executive officer in 2015. Mr. Kapoor’s employment with the Company terminated in March 2016.

(4)	This amount represents group term life insurance premiums paid on behalf of the executive ($641) and 401(k) matching contribution ($2,500).

(5)	Mr. Smets became a named executive officer in 2014.

(6)	Includes earned commission of $294,408.

(7)	This amount represents group term life insurance premiums paid on behalf of the executive ($1,311) and 401(k) matching contribution ($2,500).

(8)	This amount represents group term life insurance premiums paid on behalf of the executive.

Non-Equity Incentive Plan Compensation

For our 2015 fiscal year, Mr. Kapoor was eligible to receive a non-equity incentive plan bonus based on corporate performance goals approved by the Compensation Committee. The bonus opportunity for Mr. Kapoor was based on corporate performance goals related to our 2015 revenue. In early 2016, our Chief Executive Officer evaluated the progress made towards achieving the corporate performance goals and made a recommendation to our Compensation Committee regarding his bonus amount based on this evaluation. The bonus as recommended was approved in early 2016. For the 2015 fiscal year, Mr. Kapoor earned a cash bonus of $65,442.

Executive Officer Employment Agreements

Offer Letters

We have entered into offer letters with each of our NEOs.

Lee Chen Offer Letter

Under Mr. Chen’s offer letter dated July 30, 2004, we hired Mr. Chen as our CEO. The letter provided for no base salary for Mr. Chen and an initial equity award grant to be determined. Mr. Chen’s current annual base salary is $0.

Sanjay Kapoor Offer Letter

Under Mr. Kapoor’s offer letter dated March 15, 2015, we hired Mr. Kapoor as our Vice President of Global Marketing. The letter provided for Mr. Kapoor’s initial base salary and bonus opportunity, plus an initial restricted stock unit grant covering 95,000 shares which was to vest over four years subject to his continued service with us through each applicable vesting date. His award was eligible for accelerated vesting under his Change in Control and Severance Agreement, described below. Under the terms of his offer, his base salary was $260,000.

Ray Smets Offer Letter

Under Mr. Smets’ offer letter dated July 18, 2013, we hired Mr. Smets as our Vice President, Global Sales. The letter provided for Mr. Smets’ initial base salary and bonus opportunity, plus an initial option grant covering 200,000 shares which vest over four years subject to his continued service with us through each applicable vesting date. His award is eligible for accelerated vesting under his Change in Control and Severance Agreement, described below. Mr. Smets’ current annual base salary is $305,000 and he earned a commission of $294,408 for 2015.

28

Change in Control and Severance Agreements

We entered into a Change in Control and Severance Agreement (each, an “Agreement” and together, the “Agreements”) with each of our NEOs.

Each NEO’s Agreement provides that if, after the executive completes at least one year of employment with us and (a) we terminate the executive’s employment with us for any reason other than for cause and not due to the executive’s death or disability, or (b) the executive resigns for Good Reason (as defined in the Agreement), and in each case the termination does not occur during the Change in Control Period (as defined in the Agreement), the executive will receive the following severance benefits: (i) continuing payments of salary severance for a period of 12 months (in the case of Mr. Chen) or nine months (in the case of the other NEOs), and (ii) continuing payments to reimburse the executive for COBRA continuation coverage for a period of up to 12 months (in the case of Mr. Chen) or nine months (in the case of the other NEOs).

Each Agreement further provides that if we terminate the executive’s employment with us for any reason other than cause and not due to the executive’s death or disability, or the executive resigns for Good Reason, and in each case the termination occurs during the Change in Control Period, the executive will receive the following severance benefits: (i) a lump sum cash payment equal to 150% (in the case of Mr. Chen) or 100% (in the case of the other NEOs) of the greater of the executive’s salary in effect as of immediately prior to his employment termination or the Change in Control, (ii) a lump sum cash payment equal to 150% (in the case of Mr. Chen) or 100% (in the case of the other NEOs) of the greater of the executive’s target bonus in effect for the year in which the executive’s employment terminates or the Change in Control occurs, (iii) continuing payments to reimburse the executive for COBRA continuation coverage for a period of up to 18 months (in the case of Mr. Chen) or 12 months (in the case of the other NEOs), and (iv) 100% accelerated vesting of the executive’s outstanding equity awards, with any applicable performance goals considered achieved at the target levels.

In order to receive the severance benefits under the Agreement, the executive must sign and not revoke a release of claims in our favor and comply with confidentiality obligations.

As defined in the Agreements, “Cause” generally means the executive’s (i) repeated failure to perform his duties and responsibilities to the Company or abide in all material respects with the Company’s policies after receiving written notice, (ii) engagement in illegal conduct injurious to the Company in any material respect, (iii) material violation or material breach of his confidential information and invention agreement with the Company that is not cured within 20 days of written notice or is incapable of cure, or (iv) conviction or plea of no contest to a felony (other than motor vehicle offenses that do not materially impair the executive’s performance of his employment duties) or any crime involving fraud, embezzlement or other offense involving moral turpitude, and/or committing any act of embezzlement, dishonesty or fraud against or the misappropriation of material property belonging to the Company.

As defined in the Agreements, “Change in Control Period” generally means, subject to the occurrence of a Change in Control, the period beginning on the date that an agreement to enter into such Change in Control is signed and executed, and ending on the date 12 months following such Change in Control. As will be defined in the Agreements, “Change in Control” generally means the occurrence of any of the following events: (i) a change in our ownership that occurs on the date that any one person or persons acting as a group (“Person”), acquires ownership of our stock that, together with the stock already held by such Person, constitutes more than 50% of the total voting power of our stock; or (ii) a change in our effective control that occurs on the date that a majority of members of our board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of our board of directors prior to the date of the appointment or election; or (iii) a change in the ownership of a substantial portion of our assets that occurs on the date that any Person acquires (or has acquired during a 12-month period) assets from us with a total gross fair market value equal to or more than 50% of the total gross fair market value of all of our assets immediately prior to such acquisition(s), excluding any transfer to an entity that is controlled by our stockholders immediately after the transfer and any transfer of assets by us to an entity, 50% or more of the total value or voting power

29

of which is owned, directly or indirectly, by us. For purposes of this definition, gross fair market value means the value of our assets, or the value of our assets being disposed of, determined without regard to any liabilities associated with such assets.

As defined in the Agreements, “Good Reason” generally means the executive’s voluntary termination of employment with us within 90 days following the expiration of our cure period following one or more of the following occurring without the executive’s prior consent: (i) a material reduction in the executive’s gross base salary other than in connection with a similar reduction for all similarly-situated employees; (ii) a material reduction in the executive’s authority, duties, or responsibilities; or (iii) a relocation of the executive’s principal place of work to a location that is more than 50 miles from his current principal work site for us. The executive may not resign for Good Reason without first providing us with notice within 60 days of the initial existence of the condition that he believes constitutes Good Reason identifying the grounds for Good Reason and a reasonable cure period of at least 30 days following the date of such notice, during which such grounds must not have been cured.

Executive Incentive Compensation Plan

In March 2014, our board of directors adopted an Executive Incentive Compensation Plan, referred to as our Bonus Plan. Our Bonus Plan allows our compensation committee to provide cash incentive awards to selected employees, including our NEOs, based upon performance goals established by our compensation committee.

Under the Bonus Plan, our compensation committee determines the performance goals applicable to awards, which goals may include, without limitation: attainment of research and development milestones, sales bookings, business divestitures and acquisitions, cash flow, cash position, earnings (which may include any calculation of earnings, including but not limited to earnings before interest and taxes, earnings before taxes, earnings before interest, taxes, depreciation and amortization and net earnings), earnings per share, net income, net profit, net sales, operating cash flow, operating expenses, operating income, operating margin, overhead or other expense reduction, product defect measures, product release timelines, productivity, profit, return on assets, return on capital, return on equity, return on investment, return on sales, revenue, revenue growth, sales results, sales growth, stock price, time to market, total stockholder return, working capital, and individual objectives such as peer reviews or other subjective or objective criteria. Performance goals that include the Company’s financial results may be determined in accordance with U.S. generally accepted accounting principles, or GAAP, or such financial results may consist of non-GAAP financial measures and any actual results may be adjusted by our compensation committee for one-time items or unbudgeted or unexpected items when determining whether the performance goals have been met. The goals may be on the basis of any factors our compensation committee determines relevant, and may be adjusted on an individual, divisional, business unit or company-wide basis. Any criteria used may be measured on such basis as our compensation committee determines. The performance goals may differ from participant to participant and from award to award.

Our compensation committee may, in its sole discretion and at any time, increase, reduce or eliminate a participant’s actual award, and/or increase, reduce or eliminate the amount allocated to the bonus pool for a particular performance period. The actual award may be below, at or above a participant’s target award, in our compensation committee’s discretion. Our compensation committee may determine the amount of any reduction on the basis of such factors as it deems relevant, and it is not required to establish any allocation or weighting with respect to the factors it considers.

Actual awards are paid in cash (or its equivalent) in a single lump sum only after they are earned and approved by our compensation committee. Unless otherwise determined by our compensation committee, to earn an actual award, a participant must be employed by the Company (or an affiliate of the Company) through the date the bonus is paid. Payment of bonuses occurs as soon as administratively practicable after they are earned, but no later than the dates set forth in the Bonus Plan.

Our board of directors has the authority to amend, alter, suspend or terminate the Bonus Plan provided such action does not alter or impair the existing rights of any participant with respect to any earned bonus.

30

Retirement Plan

We maintain a tax-qualified 401(k) retirement plan for all employees who satisfy certain eligibility requirements under the plan. The plan provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Participants of our 401(k) plan are able to defer a percentage of their eligible compensation, subject to applicable annual Internal Revenue Code and plan limits. All participants’ interests in their deferrals are 100% vested when contributed. Beginning in January 2015, we also provide matching contributions under our 401(k) plan that generally vest over a 4-year period based on the participant’s employment. The Company matches 50% of the first 6% of eligible compensation contributed, for up to $2,500 per year. Pre-tax contributions are allocated to the participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The 401(k) plan is intended to qualify under Internal Revenue Code Section 401(a) with the plan’s related trust intended to be tax exempt under Internal Revenue Code Section 501(a). As a tax-qualified retirement plan, the 401(k) plan allows contributions, and earnings on those contributions, not to be taxable to the employees until distributed from the 401(k) plan.

Outstanding Equity Awards at 2015 Year-End

The following table sets forth information regarding outstanding stock options and stock awards held by our named executive officers as of December 31, 2015.

					Option Awards		Stock Awards
Name	Grant Date		Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Lee Chen	12/22/2014	(1)					240,000	(7)	1,574,400
Ray Smets	7/23/2013	(2)(3)(4)	80,553	52,779	6.19	7/23/2023
	10/24/2013	(2)(5)(4)	21,665	18,334	8.51	10/24/2023
	12/22/2014	(1)(6)(4)	24,000	72,000	4.40	12/22/2024
	12/22/2014	(1)					100,000	(7)	656,000
Sanjay Kapoor	4/30/15	(1)					95,000	(4)(8)	623,200

(1)	Each of the outstanding stock option awards or units was granted under our 2014 Stock Plan.

(2)	Each of the outstanding stock option awards was granted under our 2008 Stock Plan.

(3)	One-fourth (1/4) of the shares of our common stock subject to the stock option award vested on July 22, 2014, and the balance vests in 36 successive, equal, monthly installments thereafter, subject to continued service with us through each applicable vesting date.

(4)	In the event that we terminate the NEO’s employment without cause or the NEO resigns for good reason at any time during the period beginning on the date that we enter into an agreement resulting in our change in control and ending on the date 12 months after the change in control, the award will accelerate vesting in full as provided under the terms of each NEO’s Change in Control and Severance Agreement.

(5)	One-forty-eighth (1/48) of the shares of our common stock subject to the stock option award vests in 48 successive, equal, monthly installments (with the first installment having vested on November 24, 2013), subject to continued service with us through each applicable vesting.

(6)	One-forty-eighth (1/48) of the shares of our common stock subject to the stock option award vests in 48 successive, equal, monthly installments (with the first installment having vested on January 22, 2015), subject to continued service with us through each applicable vesting date.

(7)	If the ATEN Stock Price is at least $10.00 on each of twenty (20) consecutive trading days that occurs during the Performance Period (4 years from the date of grant) (the “$10 Performance Goal”), then the $10 Stock Price PSUs will immediately vest as of the date that the $10 Performance Goal is achieved, subject to Participant remaining a Service Provider through such vesting date. For the avoidance of doubt, if the $10 Performance Goal is achieved more than once during the Performance Period, Restricted Stock Units may vest only upon the first instance that the $10 Performance Goal is achieved, and thereafter, no additional Restricted Stock Units will vest. If the ATEN Stock Price is at least $15.00 on each of twenty (20) consecutive trading days that occurs during the Performance Period (the

31

“$15 Performance Goal” and together with the $10 Performance Goal, the “Stock Price Goals”), the $15 Stock Price PSUs will vest immediately as of the date that the $15 Performance Goal is achieved, subject to Participant remaining a Service Provider through such vesting date. 1/3 of the total PSUs are $10 Stock Price PSU and the balance are $15 Stock Price PSUs.

(8)	One-fourth (1/4) of the RSUs awarded vested on March 30, 2015, and the balance vests in 3 successive, equal, annual installments thereafter, subject to continued service with us through each applicable vesting date.

Compensation Committee Report

The compensation committee has reviewed and discussed the section titled “Executive Compensation” with management. Based on such review and discussion, the compensation committee has recommended to the board of directors that the section titled “Executive Compensation” be included in this proxy statement.

Respectfully submitted by the members of the compensation committee of the board of directors:

Peter Y. Chung (Chair)

Alan S. Henricks

Phillip J. Salsbury

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2015. Information is included for equity compensation plans approved by our stockholders and equity compensation plans not approved by our stockholders. We will not grant equity awards in the future under any of the equity compensation plans not approved by our stockholders included in the table below.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1) (Excluding Securities Reflected in Column (a))
Equity compensation plans approved by stockholders	12,742,556	$4.78	6,188,900
Equity compensation plans not approved by stockholders	0	0	0
Total	12,742,556	$4.78	6,188,900

(1)	Includes shares of common stock that were subject to awards under our 2008 Stock Plan that since our IPO on March 21, 2104 have terminated, been cancelled or otherwise forfeited or repurchased by the Company through December 31, 2015 and which were returned to the 2014 Plan reserve.

32

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 7, 2016 for:

•	each of our directors and nominees for director;

•	each of our named executive officers;

•	all of our current directors and executive officers as a group; and

•	each person or group, who beneficially owned more than 5% of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.

We have based our calculation of the percentage of beneficial ownership on 64,486,090 shares of our common stock outstanding as of April 7, 2016. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of April 7, 2016 or issuable pursuant to RSUs which are subject to vesting conditions expected to occur within 60 days of April 7, 2016 to be outstanding and to be beneficially owned by the person holding the stock option or RSU for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o A10 Networks, Inc., 3 West Plumeria Drive, San Jose, California 95134. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares Beneficially Owned
5% Stockholders:
Lee Chen(1)	10,858,982	16.84%
Entities affiliated with Summit Partners, L.P.(2)	9,427,846	14.62%
Named Executive Officers and Directors:
Peter Y. Chung(3)	9,427,846	14.62%
Robert Cochran(4)	452,780	*
Ray Smets(5)	225,214	*
Phillip J. Salsbury(6)	65,000	*
Alan S. Henricks(7)	40,000	*
Sanjay Kapoor	0	*
All current executive officers and directors as a group (9 persons)(8)	21,955,015	34.05%

*	Represents beneficial ownership of less than one percent (1%).

(1)	As of December 31, 2015, based on information set forth in a Schedule 13G filed with the SEC by Mr. Chen on February 16, 2016. Includes (i) 10,855,782 shares of common stock held by Mr. Chen; and (ii) 3,200 shares of common stock held by the U/A DTD 07/25/2000 Lee Chen Family Trust, for which Mr. Chen serves as a trustee.

(2)	As of December 31, 2014, based on information set forth in a Schedule 13G filed with the SEC by individuals and entities affiliated with Summit Partners, L.P. on February 4, 2015. Includes (i) 6,873,136 shares of common stock held of record by Summit Partners Growth Equity Fund VIII-A, L.P.; (ii) 2,510,989 shares of common stock held of record by Summit Partners Growth Equity Fund VIII-B, L.P.;

33

(iii) 40,186 shares of common stock held of record by Summit Investors I, LLC and (iv) 3,535 shares of common stock held of record by Summit Investors I (UK), L.P. Summit Partners, L.P. is (i) the managing member of Summit Partners GE VIII, LLC, which is the general partner of Summit Partners GE VIII, L.P., which is the general partner of Summit Partners Growth Equity Fund VIII-A, L.P. and Summit Partners Growth Equity Fund VIII-B, L.P., and (ii) the managing member of Summit Investors Management, LLC, which is the manager of Summit Investors I, LLC., and the general partner of Summit Investors I (UK), L.P. Summit Partners, L.P., through a two- person investment committee, currently composed of Martin J. Mannion and Mr. Chung, has voting and dispositive authority over the shares held by each of these entities and therefore beneficially owns such shares. Each of the funds affiliated with Summit Partners, L.P., Mr. Mannion and Mr. Chung disclaim beneficial ownership of the shares, except, in each case, to the extent of such person or entity’s pecuniary interest therein. The address for each of these entities is 222 Berkeley Street, 18th Floor, Boston, MA 02116.

(3)	Includes 9,427,846 shares of common stock held of record by funds affiliated with Summit Partners, L.P., where Mr. Chung is general partner. Mr. Chung disclaims beneficial ownership of the shares, except to the extent of his pecuniary interest therein.

(4)	Includes 270,552 shares issuable upon exercise of options exercisable within 60 days after April 7, 2016.

(5)	Includes 154,273 shares issuable upon exercise of options exercisable within 60 days after April 7, 2016 and 26,389 acquired upon an early exercise, which shares are subject to a right of repurchase by us if Mr. Smets does not satisfy the option’s vesting requirements. Shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(6)	Consists of 40,000 shares acquired upon an early exercise and held of record by Dr. Salsbury, of which 14,167 shares are subject to a right of repurchase by us if Dr. Salsbury does not satisfy the option’s vesting requirements. Shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(7)	Includes 30,000 shares issuable upon exercise of options exercisable within 60 days after April 7, 2016, of which 18,334 shares may be acquired upon an early exercise and are subject to a right of repurchase by us if Mr. Henricks does not satisfy the option’s vesting requirements. Shares acquired upon an early exercise may not be disposed of until the vesting period has been satisfied.

(8)	Includes 1,033,889 shares issuable upon exercise of options held by our current executive officers and directors exercisable within 60 days after April 7, 2016.

34

RELATED PERSON TRANSACTIONS

We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:

•	the amounts involved exceeded or will exceed $120,000; and

•	any of our directors, nominees for director, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Other than as described below, there has not been, nor is there any currently proposed, transactions or series of similar transactions to which we have been or will be a party.

Investors Rights Agreement

We are party to an investors rights agreement which provides, among other things, that certain holders of our common stock have the right to demand that we file a registration statement, or request that the shares of such stock be covered by a registration statement that we are otherwise filing, subject to certain exceptions. Lee Chen, our President and Chief Executive Officer, Robert Cochran, our Vice President, Legal and Corporate Collaborations, and certain entities affiliated with Summit Partners, L.P., which hold more than 5% of our outstanding capital stock and one of whose managing directors, Peter Y. Chung, is a member of our board of directors, are parties to the investors rights agreement.

Revenue

From January 1, 2015 until December 31, 2015, we have recognized revenue of $2,224,946 from reseller contracts entered into with companies affiliated with Mitsui & Co., Ltd., which held more than 5% of our outstanding capital stock prior to May 27, 2015.

Employment Arrangements and Indemnification Agreements

We have entered into employment and consulting arrangements with certain of our current and former executive officers. See “Executive Officer Employment Agreements.”

We have also entered into indemnification agreements with certain directors and officers of ours. The indemnification agreements and our restated certificate of incorporation and bylaws in effect upon the completion of this offering require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Stock Option Grants to Executive Officers and Directors

We have granted stock options to our executive officers and our non-employee directors. See the sections entitled “Executive Compensation” above.

Other Transactions

Other than as described above under this section titled “Related Party Transactions,” since January 1, 2015, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.

35

Policies and Procedures for Related Party Transactions

The audit committee of our board of directors has the primary responsibility for reviewing and approving transactions with related parties. Our audit committee charter provides that the audit committee shall review and approve in advance any related party transactions.

We have adopted a formal written policy providing that our executive officers, directors, nominees for election as directors, beneficial owners of more than 5% of any class of our common stock, any member of the immediate family of any of the foregoing persons, and any firm, corporation, or other entity in which any of the foregoing persons is employed, is a general partner or principal or in a similar position, or in which such person has a 5% or greater beneficial ownership interest, is not permitted to enter into a related party transaction with us without the consent of our audit committee, subject to the exceptions described below. In approving or rejecting any such proposal, our audit committee is to consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances, and the extent of the related party’s interest in the transaction. Our audit committee has determined that certain transactions will not require audit committee approval, including certain employment arrangements of executive officers, director compensation, transactions with another company at which a related party’s only relationship is as a non- executive employee or beneficial owner of less than 5% of that company’s shares, transactions where a related party’s interest arises solely from the ownership of our common stock and all holders of our common stock received the same benefit on a pro rata basis, and transactions available to all employees generally.

36

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of our common stock, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers and 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

SEC regulations require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based on our review of forms we received, or written representations from reporting persons stating that they were not required to file these forms, we believe that during our fiscal ended December 31, 2015, all Section 16(a) filing requirements were satisfied on a timely basis.

Fiscal Year 2015 Annual Report and SEC Filings

Our financial statements for our fiscal year ended December 31, 2015 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at http://investors.a10networks.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to A10 Networks, Inc., Attention: Investor Relations, 3 West Plumeria Drive, San Jose, California 95134.

* * *

The board of directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our common stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our common stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS

San Jose, California
April 15, 2016

37

APPENDIX A

A10 NETWORKS, INC.

2014 EMPLOYEE STOCK PURCHASE PLAN

(As amended [June 1], 2016)

1.      Purpose.      The purpose of the Plan is to provide employees of the Company and its Designated Companies with an opportunity to purchase Common Stock through accumulated Contributions. The Company intends for the Plan to have two components: a Code Section 423 Component (“423 Component”) and a non-Code Section 423 Component (“Non-423 Component”). The Company’s intention is to have the 423 Component of the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code. The provisions of the 423 Component, accordingly, will be construed so as to extend and limit Plan participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423 of the Code. In addition, this Plan authorizes the grant of an option to purchase shares of Common Stock under the Non-423 Component that does not qualify as an “employee stock purchase plan” under Section 423 of the Code; such an option will be granted pursuant to rules, procedures, or sub-plans adopted by the Administrator designed to achieve tax, securities laws, or other objectives for Eligible Employees and the Company. Except as otherwise provided herein, the Non-423 Component will operate and be administered in the same manner as the 423 Component.

2.      Definitions.

(a)    “Administrator” means the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

(b)    “Affiliate” means any entity, other than a Subsidiary, in which the Company has an equity or other ownership interest.

(c)    “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where options are, or will be, granted under the Plan.

(d)    “Board” means the Board of Directors of the Company.

(e)    “Change in Control” means the occurrence of any of the following events:

(i)      A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)     A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)   A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair

A-1

market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection, the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final U.S. Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(f)    “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or U.S. Treasury Regulation thereunder will include such section or regulation, any valid regulation or other official applicable guidance promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(g)   “Committee” means a committee of the Board appointed in accordance with Section 14 hereof.

(h)   “Common Stock” means the common stock of the Company.

(i)    “Company” means A10 Networks, Inc., a Delaware corporation, or any successor thereto.

(j)    “Compensation” means an Eligible Employee’s base straight time gross earnings, but exclusive of payments for incentive compensation, bonuses, payments for overtime and shift premium, equity compensation income and other similar compensation. The Administrator, in its discretion, may, on a uniform and nondiscriminatory basis, establish a different definition of Compensation for a subsequent Offering Period.

(k)   “Contributions” means the payroll deductions and other additional payments that the Company may permit to be made by a Participant to fund the exercise of options granted pursuant to the Plan.

(l)     “Designated Company” means any Subsidiary or Affiliate that has been designated by the  Administrator from time to time in its sole discretion as eligible to participate in the Plan. For purposes of the 423 Component, only the Company and its Subsidiaries may be Designated Companies, provided, however that at any given time, a Subsidiary that is a Designated Company under the 423 Component will not be a Designated Company under the Non-423 Component.

(m)   “Director” means a member of the Board.

A-2

(n)   “Eligible Employee” means any individual who is a common law employee providing services to the Company or a Designated Company and is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year by the Employer, or any lesser number of hours per week and/ or number of months in any calendar year established by the Administrator (if required under applicable local law) for purposes of any separate Offering or for Eligible Employees participating in the Non-423 Component. For purposes of the Plan, the employment relationship will be treated as continuing intact while the individual is on sick leave or other leave of absence that the Employer approves or is legally protected under Applicable Laws. Where the period of leave exceeds three (3) months and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated three (3) months and one (1) day following the commencement of such leave. The Administrator, in its discretion, from time to time may, prior to an Enrollment Date for all options to be granted on such Enrollment Date in an Offering, determine (on a uniform and nondiscriminatory basis or as otherwise permitted by Treasury Regulation Section 1.4232) that the definition of Eligible Employee will or will not include an individual if he or she: (i) has not completed at least two (2) years of service since his or her last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily works not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its discretion), (iii) customarily works not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its discretion), (iv) is a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) is a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or is an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Employer whose Employees are participating in that Offering. Each exclusion will be applied with respect to an Offering in a manner complying with U.S. Treasury Regulation Section 1.4232(e)(2)(ii).

(o)   “Employer” means the employer of the applicable Eligible Employee(s).

(p) “Enrollment Date” means the first Trading Day of each Offering Period.

(q)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

(r)   “Exercise Date” means the last Trading Day of the Purchase Period, provided that the first Exercise Date under the Plan will be the first Trading Day on or before November 20, 2014. Notwithstanding the foregoing, in the event that an Offering Period is terminated prior to its expiration pursuant to Section 20(a), the Administrator, in its sole discretion, may determine that any Purchase Period also terminating under such Offering Period will terminate without options being exercised on the Exercise Date that otherwise would have occurred on the last Trading Day of such Purchase Period.

(s)   “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(i)     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

A-3

(iii)   In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator; or

(iv)   For purposes of the Enrollment Date of the first Offering Period under the Plan, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock (the “Registration Statement”).

(t)    “Fiscal Year” means the fiscal year of the Company.

(u)   “New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering Period then in progress.

(v)   “Offering” means an offer under the Plan of an option that may be exercised during an Offering Period as further described in Section 4. For purposes of the Plan, the Administrator may designate separate Offerings under the Plan (the terms of which need not be identical) in which Employees of one or more Employers will participate, even if the dates of the applicable Offering Periods of each such Offering are identical and the provisions of the Plan will separately apply to each Offering. To the extent permitted by U.S. Treasury Regulation Section 1.4232(a)(1), the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy U.S. Treasury Regulation Section 1.4232(a)(2) and (a)(3).

(w)  “Offering Periods” means the periods of approximately twenty-four (24) months during which an option granted pursuant to the Plan may be exercised, (i) commencing on the first Trading Day on or after May 21 and November 21 of each year and terminating on the last Trading Day on or before May 20 and November 20, approximately twenty-four (24) months later; provided, however, that the first Offering Period under the Plan will commence with the first Trading Day on or after the date on which the Securities and Exchange Commission declares the Company’s Registration Statement effective and will end on the last Trading Day on or before May 20, 2016, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after November 21, 2014. The duration and timing of Offering Periods may be changed pursuant to Sections 4, 20 and 30.

(x)   “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(y)   “Participant” means an Eligible Employee that participates in the Plan.

(z)   “Plan” means this A10 Networks, Inc. 2014 Employee Stock Purchase Plan.

(aa) “Purchase Period” means the period during an Offering Period and during which shares of Common Stock may be purchased on a Participant’s behalf in accordance with the terms of the Plan. Unless the Administrator provides otherwise, Purchase Periods will be approximately six (6) month period commencing after one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period will commence on the Enrollment Date and end with the next Exercise Date.

(bb)“Purchase Price” means an amount equal to eighty-five percent (85%) of the Fair Market Value of a share of Common Stock on the Enrollment Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be determined for subsequent Offering Periods by the Administrator subject to compliance with Section 423 of the Code (or any successor rule or provision or any other Applicable Law, regulation or stock exchange rule) or pursuant to Section 20.

(cc) “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(g) of the Exchange Act, with respect to any class of the Company’s securities.

A-4

(dd) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ee) “Trading Day” means a day on which the national stock exchange upon which the Common Stock is listed is open for trading.

(ff)  “U.S. Treasury Regulations” means the Treasury regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.      Eligibility.

(a)   First Offering Period. Any individual who is an Eligible Employee immediately prior to the first Offering Period will be automatically enrolled in the first Offering Period.

(b)   Subsequent Offering Periods. Any Eligible Employee on a given Enrollment Date subsequent to the first Offering Period will be eligible to participate in the Plan, subject to the requirements of Section 5.

(c)   Non-U.S. Employees. Eligible Employees who are citizens or residents of a non-U.S. jurisdiction (without regard to whether they also are citizens or residents of the United States or resident aliens (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employees is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or an Offering to violate Section 423 of the Code. In the case of the Non-423 Component, Eligible Employees may be excluded from participation in the Plan or an Offering if the Administrator has determined that participation of such Eligible Employees is not advisable or practicable.

(d)   Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee will be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company or any Parent or Subsidiary of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Parent or Subsidiary of the Company, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans (as defined in Section 423 of the Code) of the Company or any Parent or Subsidiary of the Company accrues at a rate, which exceeds twenty-five thousand dollars ($25,000) worth of stock (determined at the Fair Market Value of the stock at the time such option is granted) for each calendar year in which such option is outstanding at any time, as determined in accordance with Section 423 of the Code and the regulations thereunder.

4.      Offering Periods. The Plan will be implemented by consecutive, overlapping Offering Periods with a new Offering Period commencing on the first Trading Day on or after May 21 and November 21 each year, or on such other date as the Administrator will determine; provided, however, that the first Offering Period under the Plan will commence with the first Trading Day on or after the date upon which the Company’s Registration Statement is declared effective by the Securities and Exchange Commission and end on the last Trading Day on or before May 20, 2016, and provided, further, that the second Offering Period under the Plan will commence on the first Trading Day on or after November 21, 2014. The Administrator will have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future Offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter; provided, however, that no Offering Period may last more than twenty-seven (27) months.

A-5

5.     Participation.

(a)   First Offering Period. An Eligible Employee will be entitled to continue to participate in the first Offering Period pursuant to Section 3(a) only if such individual submits a subscription agreement authorizing Contributions in a form determined by the Administrator (which may be similar to the form attached hereto as Exhibit A) to the Company’s designated plan administrator (i) no earlier than the effective date of the Form S-8 registration statement with respect to the issuance of Common Stock under this Plan and (ii) no later than ten (10) business days following the effective date of such S-8 registration statement or such other period of time as the Administrator may determine (the “Enrollment Window”). An Eligible Employee’s failure to submit the subscription agreement during the Enrollment Window will result in the automatic termination of such individual’s participation in the first Offering Period.

(b)   Subsequent Offering Periods. An Eligible Employee may participate in the Plan pursuant to Section 3(b) by (i) submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Enrollment Date, a properly completed subscription agreement authorizing Contributions in the form provided by the Administrator for such purpose, or (ii) following an electronic or other enrollment procedure determined by the Administrator.

6.      Contributions.

(a)   At the time a Participant enrolls in the Plan pursuant to Section 5, he or she will elect to have Contributions (in the form of payroll deductions or otherwise, to the extent permitted by the Administrator) made on each pay day during the Offering Period in an amount not exceeding fifteen percent (15%) of the Compensation, which he or she receives on each pay day during the Offering Period. The Administrator, in its sole discretion, may permit all Participants in a specified Offering to contribute amounts to the Plan through payment by cash, check or other means set forth in the subscription agreement prior to each Exercise Date of each Purchase Period. A Participant’s subscription agreement will remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)   In the event Contributions are made in the form of payroll deductions, such payroll deductions for a Participant will commence on the first pay day following the Enrollment Date and will end on the last pay day on or prior to the last Exercise Date of such Offering Period to which such authorization is applicable, unless sooner terminated by the Participant as provided in Section 10 hereof; provided, however, that for the first Offering Period, payroll deductions will commence on the first pay day on or following the end of the Enrollment Window.

(c)   All Contributions made for a Participant will be credited to his or her account under the Plan and Contributions will be made in whole percentages only. A Participant may not make any additional payments into such account.

(d)   A Participant may discontinue his or her participation in the Plan as provided under Section 10. Unless otherwise determined by the Administrator, during a Purchase Period, a Participant may not increase the rate of his or her Contributions and may only decrease the rate of his or her Contributions one (1) time and such decrease must be to a Contribution rate of zero percent (0%). Any such decrease during a Purchase Period requires the Participant (i) properly completing and submitting to the Company’s stock administration office (or its designee), on or before a date determined by the Administrator prior to an applicable Exercise Date, a new subscription agreement authorizing the change in Contribution rate in the form provided by the Administrator for such purpose, or (ii) following an electronic or other procedure prescribed by the Administrator. If a Participant has not followed such procedures to change the rate of Contributions, the rate of his or her Contributions will continue at the originally elected rate throughout the Purchase Period and future Offering Periods and Purchase Periods (unless the Participant’s participation is terminated as provided in Sections 10 or 11). The Administrator may, in its sole discretion, amend the nature and/or number of Contribution rate changes that may be made by Participants during any Offering Period or Purchase Period and may establish other conditions or limitations

A-6

as it deems appropriate for Plan administration. Any change in payroll deduction rate made pursuant to this Section 6(d) will be effective as of the first (1st) full payroll period following five (5) business days after the date on which the change is made by the Participant (unless the Administrator, in its sole discretion, elects to process a given change in payroll deduction rate more quickly).

(e)   Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(d), a Participant’s Contributions may be decreased to zero percent (0%) at any time during a Purchase Period. Subject to Section 423(b)(8) of the Code and Section 3(d) hereof, Contributions will recommence at the rate originally elected by the Participant effective as of the beginning of the first Purchase Period scheduled to end in the following calendar year, unless terminated by the Participant as provided in Section 10.

(f)   Notwithstanding any provisions to the contrary in the Plan, the Administrator may allow Eligible Employees to participate in the Plan via cash contributions instead of payroll deductions if (i) payroll deductions are not permitted under applicable local law, (ii) the Administrator determines that cash contributions are permissible under Section 423 of the Code; or (iii) for Participants participating in the Non-423 Component.

(g)   At the time the option is exercised, in whole or in part, or at the time some or all of the Common Stock issued under the Plan is disposed of (or any other time that a taxable event related to the Plan occurs), the Participant must make adequate provision for the Company’s or Employer’s federal, state, local or any other tax liability payable to any authority including taxes imposed by jurisdictions outside of the U.S., national insurance, social security or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock (or any other time that a taxable event related to the Plan occurs). At any time, the Company or the Employer may, but will not be obligated to, withhold from the Participant’s compensation the amount necessary for the Company or the Employer to meet applicable withholding obligations, including any withholding required to make available to the Company or the Employer any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee. In addition, the Company or the Employer may, but will not be obligated to, withhold from the proceeds of the sale of Common Stock or any other method of withholding the Company or the Employer deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.4232(f).

7.     Grant of Option. On the Enrollment Date of each Offering Period, each Eligible Employee participating in such Offering Period will be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of Common Stock determined by dividing such Eligible Employee’s Contributions accumulated prior to such Exercise Date and retained in the Eligible Employee’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event will an Eligible Employee be permitted to purchase during each Purchase Period more than 1,500 shares of Common Stock (subject to any adjustment pursuant to Section 19) and provided further that such purchase will be subject to the limitations set forth in Sections 3(d) and 13. The Eligible Employee may accept the grant of such option (i) with respect to the first Offering Period by submitting a properly completed subscription agreement in accordance with the requirements of Section 5 on or before the last day of the Enrollment Window, and (ii) with respect to any subsequent Offering Period under the Plan, by electing to participate in the Plan in accordance with the requirements of Section 5. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of Common Stock that an Eligible Employee may purchase during each Purchase Period or Offering Period. Exercise of the option will occur as provided in Section 8, unless the Participant has withdrawn pursuant to Section 10. The option will expire on the last day of the Offering Period.

8.      Exercise of Option.

(a)   Unless a Participant withdraws from the Plan as provided in Section 10, his or her option for the purchase of shares of Common Stock will be exercised automatically on the Exercise Date, and the maximum number of full shares subject to the option will be purchased for such Participant at the applicable Purchase Price

A-7

with the accumulated Contributions from his or her account. No fractional shares of Common Stock will be purchased; any Contributions accumulated in a Participant’s account, which are not sufficient to purchase a full share will be retained in the Participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the Participant as provided in Section 10. Any other funds left over in a Participant’s account after the Exercise Date will be returned to the Participant. During a Participant’s lifetime, a Participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)    If the Administrator determines that, on a given Exercise Date, the number of shares of Common Stock with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Enrollment Date of the applicable Offering Period, or (ii) the number of shares of Common Stock available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company will make a pro rata allocation of the shares of Common Stock available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all Participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect or (y) provide that the Company will make a pro rata allocation of the shares available for purchase on such Enrollment Date or Exercise Date, as applicable, in as uniform a manner as will be practicable and as it will determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20. The Company may make a pro rata allocation of the shares available on the Enrollment Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Enrollment Date.

9.     Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares of Common Stock occurs, the Company will arrange the delivery to each Participant of the shares purchased upon exercise of his or her option in a form determined by the Administrator (in its sole discretion) and pursuant to rules established by the Administrator. The Company may permit or require that shares be deposited directly with a broker designated by the Company or to a designated agent of the Company, and the Company may utilize electronic or automated methods of share transfer. The Company may require that shares be retained with such broker or agent for a designated period of time and/or may establish other procedures to permit tracking of disqualifying dispositions of such shares. No Participant will have any voting, dividend, or other stockholder rights with respect to shares of Common Stock subject to any option granted under the Plan until such shares have been purchased and delivered to the Participant as provided in this Section 9.

10.     Withdrawal.

(a)   A Participant may withdraw all but not less than all the Contributions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by (i) submitting to the Company’s stock administration office (or its designee) a written notice of withdrawal in the form determined by the Administrator for such purpose (which may be similar to the form attached hereto as Exhibit B), or (ii) following an electronic or other withdrawal procedure determined by the Administrator. All of the Participant’s Contributions credited to his or her account will be paid to such Participant promptly after receipt of notice of withdrawal and such Participant’s option for the Offering Period will be automatically terminated, and no further Contributions for the purchase of shares will be made for such Offering Period. If a Participant withdraws from an Offering Period, Contributions will not resume at the beginning of the succeeding Offering Period, unless the Participant re-enrolls in the Plan in accordance with the provisions of Section 5.

(b)   A Participant’s withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods that commence after the termination of the Offering Period from which the Participant withdraws.

A-8

11.      Termination of Employment.  Upon a Participant’s ceasing to be an Eligible Employee, for any reason, he or she will be deemed to have elected to withdraw from the Plan and the Contributions credited to such Participant’s account during the Offering Period but not yet used to purchase shares of Common Stock under the Plan will be returned to such Participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15, and such Participant’s option will be automatically terminated. A Participant whose employment transfers between entities through a termination with an immediate rehire (with no break in service) by the Company or a Designated Company will not be treated as terminated under the Plan; however, if a Participant transfers from an Offering under the 423 Component to the Non-423 Component, the exercise of the option will be qualified under the 423 Component only to the extent it complies with Section 423 of the Code.

12.     Interest.  No interest will accrue on the Contributions of a participant in the Plan, except as may be required by Applicable Law, as determined by the Company, and if so required by the laws of a particular jurisdiction, will apply to all Participants in the relevant Offering under the 423 Component, except to the extent otherwise permitted by U.S. Treasury Regulation Section 1.4232(f).

13.     Stock.

(a)   Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of Common Stock that will be made available for sale under the Plan will be 6,857,971 shares of Common Stock.

(b)   Until the shares of Common Stock are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a Participant will have only the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder will exist with respect to such shares.

(c)   Shares of Common Stock to be delivered to a Participant under the Plan will be registered in the name of the Participant or in the name of the Participant and his or her spouse.

14.     Administration.  The Plan will be administered by the Board or a Committee appointed by the Board, which Committee will be constituted to comply with Applicable Laws. The Administrator will have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to designate separate Offerings under the Plan, to designate Subsidiaries and Affiliates as participating in the 423 Component or Non-423 Component, to determine eligibility, to adjudicate all disputed claims filed under the Plan and to establish such procedures that it deems necessary for the administration of the Plan (including, without limitation, to adopt such procedures and sub-plans as are necessary or appropriate to permit the participation in the Plan by employees who are foreign nationals or employed outside the U.S., the terms of which sub-plans may take precedence over other provisions of this Plan, with the exception of Section 13(a) hereof, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan). Unless otherwise determined by the Administrator, the Employees eligible to participate in each sub-plan will participate in a separate Offering or in the Non-423 Component. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding eligibility to participate, the definition of Compensation, handling of Contributions, making of Contributions to the Plan (including, without limitation, in forms other than payroll deductions), establishment of bank or trust accounts to hold Contributions, payment of interest, conversion of local currency, obligations to pay payroll tax, determination of beneficiary designation requirements, withholding procedures and handling of stock certificates that vary with applicable local requirements. The Administrator also is authorized to determine that, to the extent permitted by U.S. Treasury Regulation Section 1.4232(f), the terms of an option granted under the Plan or an Offering to citizens or residents of a non-U.S. jurisdiction will be less favorable than the terms of options granted under the Plan or the same Offering to employees resident solely in the U.S. Every finding, decision and determination made by the Administrator will, to the full extent permitted by law, be final and binding upon all parties.

A-9

15.     Designation of Beneficiary.

(a) If permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any shares of Common Stock and cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such Participant of such shares and cash. In addition, if permitted by the Administrator, a Participant may file a designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death prior to exercise of the option. If a Participant is married and the designated beneficiary is not the spouse, spousal consent will be required for such designation to be effective.

(b)   Such designation of beneficiary may be changed by the Participant at any time by notice in a form determined by the Administrator. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company will deliver such shares and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)   All beneficiary designations will be in such form and manner as the Administrator may designate from time to time. Notwithstanding Sections 15(a) and (b) above, the Company and/or the Administrator may decide not to permit such designations by Participants in non-U.S. jurisdictions to the extent permitted by U.S. Treasury Regulation Section 1.4232(f).

16.     Transferability. Neither Contributions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the Participant. Any such attempt at assignment, transfer, pledge or other disposition will be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17.     Use of Funds. The Company may use all Contributions received or held by it under the Plan for any corporate purpose, and the Company will not be obligated to segregate such Contributions except under Offerings or for Participants in the Non-423 Component for which Applicable Laws require that Contributions to the Plan by Participants be segregated from the Company’s general corporate funds and/or deposited with an independent third party. Until shares of Common Stock are issued, Participants will have only the rights of an unsecured creditor with respect to such shares.

18.     Reports. Individual accounts will be maintained for each Participant in the Plan. Statements of account will be given to participating Eligible Employees at least annually, which statements will set forth the amounts of Contributions, the Purchase Price, the number of shares of Common Stock purchased and the remaining cash balance, if any.

19.     Adjustments, Dissolution, Liquidation, Merger or Change in Control.

(a)   Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the corporate structure of the Company affecting the Common Stock occurs, the Administrator, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will, in such manner as it may deem equitable, adjust the number and class of Common Stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each option under the Plan that has not yet been exercised, and the numerical limits of Sections 7 and 13.

A-10

(b)   Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, any Offering Period then in progress will be shortened by setting a New Exercise Date, and will terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. The Administrator will notify each Participant in writing or electronically, prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)   Merger or Change in Control. In the event of a merger or Change in Control, each outstanding option will be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, the Offering Period with respect to which such option relates will be shortened by setting a New Exercise Date on which such Offering Period will end. The New Exercise Date will occur before the date of the Company’s proposed merger or Change in Control. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s option has been changed to the New Exercise Date and that the Participant’s option will be exercised automatically on the New Exercise Date, unless prior to such date the Participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20.     Amendment or Termination.

(a)   The Administrator, in its sole discretion, may amend, suspend, or terminate the Plan, or any part thereof, at any time and for any reason. If the Plan is terminated, the Administrator, in its discretion, may elect to terminate all outstanding Offering Periods either immediately or upon completion of the purchase of shares of Common Stock on the next Exercise Date (which may be sooner than originally scheduled, if determined by the Administrator in its discretion), or may elect to permit Offering Periods to expire in accordance with their terms (and subject to any adjustment pursuant to Section 19). If the Offering Periods are terminated prior to expiration, all amounts then credited to Participants’ accounts that have not been used to purchase shares of Common Stock will be returned to the Participants (without interest thereon, except as otherwise required under Applicable Laws, as further set forth in Section 12 hereof) as soon as administratively practicable.

(b)   Without stockholder consent and without limiting Section 20(a), the Administrator will be entitled to change the Offering Periods or Purchase Periods, designate separate Offerings, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit Contributions in excess of the amount designated by a Participant in order to adjust for delays or mistakes in the Company’s processing of properly completed Contribution elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each Participant properly correspond with Contribution amounts, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable that are consistent with the Plan.

(c)   In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Administrator may, in its discretion and, to the extent necessary or desirable, modify, amend or terminate the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)   amending the Plan to conform with the safe harbor definition under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto), including with respect to an Offering Period underway at the time;

(ii)   altering the Purchase Price for any Offering Period or Purchase Period including an Offering Period or Purchase Period underway at the time of the change in Purchase Price;

A-11

(iii)   shortening any Offering Period or Purchase Period by setting a New Exercise Date, including an Offering Period or Purchase Period underway at the time of the Administrator action;

(iv)   reducing the maximum percentage of Compensation a Participant may elect to set aside as Contributions; and

(v)   reducing the maximum number of Shares a Participant may purchase during any Offering Period or Purchase Period.

Such modifications or amendments will not require stockholder approval or the consent of any Participants.

21.     Notices. All notices or other communications by a Participant to the Company under or in connection with the Plan will be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22.     Conditions Upon Issuance of Shares. Shares of Common Stock will not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto will comply with all applicable provisions of law, domestic or foreign, including, without limitation, the U.S. Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and will be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23.     Code Section 409A. The 423 Component of the Plan is exempt from the application of Code Section 409A and any ambiguities herein will be interpreted to so be exempt from Code Section 409A. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an option granted under the Plan may be subject to Code Section 409A or that any provision in the Plan would cause an option under the Plan to be subject to Code Section 409A, the Administrator may amend the terms of the Plan and/or of an outstanding option granted under the Plan, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to exempt any outstanding option or future option that may be granted under the Plan from or to allow any such options to comply with Code Section 409A, but only to the extent any such amendments or action by the Administrator would not violate Code Section 409A. Notwithstanding the foregoing, the Company will have no liability to a Participant or any other party if the option to purchase Common Stock under the Plan that is intended to be exempt from or compliant with Code Section 409A is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that the option to purchase Common Stock under the Plan is compliant with Code Section 409A.

24.     Term of Plan. The Plan will become effective upon the later to occur of (a) its adoption by the Board or (b) the business day immediately prior to the Registration Date. It will continue in effect for a term of twenty (20) years, unless sooner terminated under Section 20.

25.     Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

26.     Governing Law. The Plan will be governed by, and construed in accordance with, the laws of the State of California (except its choice-of-law provisions).

A-12

27.     No Right to Employment. Participation in the Plan by a Participant will not be construed as giving a Participant the right to be retained as an employee of the Company or a Subsidiary or Affiliate, as applicable. Further, the Company or a Subsidiary or Affiliate may dismiss a Participant from employment at any time, free from any liability or any claim under the Plan.

28.     Severability. If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

29.     Compliance with Applicable Laws. The terms of this Plan are intended to comply with all Applicable Laws and will be construed accordingly.

30.     Automatic Transfer to Low Price Offering Period. To the extent permitted by Applicable Laws, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Enrollment Date of such Offering Period, then all Participants in such Offering Period automatically will be withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period as of the first day thereof.

A-13

A10 NETWORKS, INC.
3 WEST PLUMERIA DRIVE
SAN JOSE, CA 95134

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 31, 2016. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 31, 2016. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.			For	Against	Abstain

1.	To elect two Class II directors to serve until the 2019 annual meeting of stockholders and until their successors are duly elected and qualified.		☐	☐	☐

2.

To approve an amendment to our 2014 Employee Stock Purchase Plan to remove the automatic annual share increase thereunder and increase the number of shares available for issuance thereunder by 4,000,000 shares.

			☐	☐	☐

3.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2016.		☐	☐	☐

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

0000287336_1     R1.0.1.25

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com

A10 NETWORKS, INC. Annual Meeting of Stockholders June 1, 2016 This proxy is solicited by the Board of Directors

The undersigned hereby appoints Lee Chen, Greg Straughn and Robert Cochran, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of A10 Networks, Inc., to be held on Wednesday, June 1, 2016 at 10:00 a.m. Pacific time, at the Company’s executive offices located at 3 West Plumeria Drive, San Jose, California 95134, and at any adjournments or postponements thereof, as follows:

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side

0000287336_2     R1.0.1.25